SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                   May 8, 2002
                Date of Report (Date of earliest event reported)


                              POORE BROTHERS, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                    1-14556                    86-0786101
(State or other jurisdiction        (Commission               (I.R.S. Employer
      of incorporation)             File Number)             Identification No.)


                           3500 South La Cometa Drive
                             Goodyear, Arizona 85338
                (Address of principal executive office)(zip code)

                                 (623) 932-6200
              (Registrant's telephone number, including area code)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On May 8, 2002, the Board of Directors of the Registrant voted unanimously to adopt the recommendation of its Audit Committee to dismiss Arthur Andersen LLP ("Andersen") as the Registrant's independent auditors, and voted unanimously to elect Deloitte & Touche LLP as the Registrant's independent auditors effective May 8, 2002. Pursuant to Item 304 (a) (1) of Regulation S-K, the Registrant discloses the following information:

        (i) Andersen was dismissed as the Registrant's independent auditors on May 8, 2002.

        (ii) Andersen's reports on the Registrant's financial statements for each of the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

        (iii) The decision to dismiss Andersen was recommended by the Audit Committee and approved unanimously by the Board of Directors of the Registrant.

        (iv) During the years ended December 31, 2001 and 2000 and the subsequent interim period preceding the dismissal of Andersen on May 8, 2002, there were no disagreements between the Registrant and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with its report on the Registrant's financial statements for such years; and there were no reportable events as defined in Item 304 (a) (1) (v) of Regulation S-K.

        (v) Deloitte & Touche LLP was engaged as the Registrant's independent auditors on May 8, 2002. During the last two fiscal years and the subsequent interim period through May 8, 2002, the Registrant has not consulted with Deloitte & Touche LLP regarding the application of accounting principles to a specific completed or contemplated transaction nor the type of audit opinion that might be rendered on the Registrant's financial statements.

        (vi) The Registrant has provided Andersen with a copy of the foregoing statements and has requested Andersen to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter is attached as Exhibit 16.1 to this report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)     Exhibits

        16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 13, 2002.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        POORE BROTHERS, INC.
                                        (Registrant)

Date: May 13, 2002                      By: /s/ Thomas W. Freeze
                                            ------------------------------------
                                            Thomas W. Freeze
                                            Senior Vice President and Chief
                                            Financial Officer

                                  Exhibit Index



Exhibit No.    Exhibit
-----------    -------

16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 13, 2002